SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) September 22, 1999
                                                        ------------------


                          HomeSeekers.com, Incorporated
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                        0-23835                87-0397464
          -------                        -------                ----------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)



            6490 South McCarran Boulevard, Suite 28, Reno, NV 895093
            --------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                                 (775) 827-6886
                                 --------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

         As previously reported in a Current Report on Form 8-K, filed on October 5, 1999, HomeSeekers.com, Incorporated ("HomeSeekers") reported its acquisition of Terradatum LLC ("Terradatum"). As previously reported in a Current Report on Form 8-K, filed on October 15, 1999, HomeSeekers reported its acquisition of Real Estate Information, Inc. ("IMCO"). The purpose of this filing is to amend the above-reverenced Current Reports on Form 8-K by filing certain financial information required by Regulation S-X and identified in item 7 below.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

         (a) Financial statements of Terradatum and IMCO for the periods specified in Rule 3-05(b) of Regulation S-X are attached hereto as Exhibits 99.1, 99.2, 99.3, and 99.4.

         (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.5.

         (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------
                     99.1           Terradatum, LLC, Audited Financial
                                    Statements, July 31, 1999 and December 31,
                                    1998.


                     99.2 TDT, LLC (formerly Terradatum, LLC), Interim Unaudited Financial Statements, September 30, 1999 and 1998.


                     99.3 Information Management Company, LLC, Audited Financial Statements, October 31, 1998 and 1997.


                     99.4 Real Estate Information, Inc. (formerly Information Management Company, LLC), Interim Unaudited Financial Statements, September 30, 1999 and 1998.


                     99.5 HomeSeekers.com, Incorporated and subsidiaries, Pro Forma Condensed Consolidated Financial Statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:   November 30, 1999

                            HomeSeekers.com, Incorporated



                            By: /s/ Gregory L. Costley
                                -----------------------------------------
                                Gregory L. Costley, Chairman of the Board,
                                Chief Executive Officer, and
                                Secretary/Treasurer

                                  EXHIBIT INDEX


                   Exhibit No.       Description
                   -----------       -----------

                     99.1 Terradatum, LLC, Audited Financial Statements, July 31, 1999 and December 31, 1998.


                     99.2 TDT, LLC (formerly Terradatum, LLC), Interim Unaudited Financial Statements, September 30, 1999 and 1998.


                     99.3 Information Management Company, LLC, Audited Financial Statements, October 31, 1998 and 1997.


                     99.4 Real Estate Information, Inc. (formerly Information Management Company, LLC), Interim Unaudited Financial Statements, September 30, 1999 and 1998.


                     99.5 HomeSeekers.com, Incorporated and subsidiaries, Pro Forma Condensed Consolidated Financial Statements.